UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

811-5514

(Investment Company Act File Number)

MTB Group of Funds

(Exact Name of Registrant as Specified in Charter)

MTB Investment Advisors, Inc.

100 East Pratt St., 17th Floor

Baltimore, MD 21202

(Address of Principal Executive Offices)

410.986.5600

(Registrant’s Telephone Number)

Thomas R. Rus

MTB Investment Advisors, Inc.

100 East Pratt St., 15th Floor

Baltimore, MD 21202

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 12/31/08

Date of Reporting Period: Fiscal year ended 12/31/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Managed by MTB Investment Advisors, Inc. — www.mtbia.com

ANNUAL REPORT: December 31, 2008

MTB Funds Large Cap Growth Fund II Large Cap Value Fund II Managed Allocation Fund – Conservative Growth II Managed Allocation Fund – Moderate Growth II Managed Allocation Fund – Aggressive Growth II

MANAGEMENT DISCUSSION OF FUND PERFORMANCE	1

MTB LARGE CAP GROWTH FUND II

The Large Cap Growth Fund II, like most other large cap growth portfolios, had a difficult year. The Fund dropped (39.05)% in 2008 versus a decline of (37.00)% by the S&P 500, and (34.92)% by the S&P 500 Citigroup Growth Index.1

By any measure 2008 was a disappointing year. Like most years the beginning of the year started on a positive note. Fourth quarter earnings beat most analyst assumptions. Retirement monies entered into the equity market in the form of 401k contributions, and IRA placements. The next segment happened as companies began to report their first quarter earnings results in mid-April. Growth seemed intact, but investors grew concerned that rapidly rising commodity prices would put a damper on future earnings. The consumer had been the backbone of the market recovery, and as gasoline prices topped $4.00 per gallon, their weekly budgets were gravely impaired. Even though energy prices peaked over the fourth of July weekend, the market continued in a sell off mode through most of the summer months, correcting over 10% as credit worries were amplified. The final segment occurred in mid September. Credit worries were approaching warp speed, and Lehman Brothers was in the thick of the malaise. It looked like a major financial institution would step in and purchase Lehman, similar to the Bear Stearns situation earlier in the year. To most investor’s amazement, Lehman was left to fail, and if that event was not enough on the same day Merrill Lynch was forced to seek a suitor or face a similar fate. This action threw the financial markets into a tailspin; as a result, the market ended the year with its worst annual performance in three decades.

The best performing stock positions in 2008 were certainly an eclectic group. Southwestern Energy Co. (“Southwestern”) is a natural gas company with acreage in the Fayetteville Shale region of East Texas and Arkansas. This field has been recognized as one of the most prolific gas finds of the last decade. In a horrific market environment Southwestern delivered a positive 4% return. PepsiCo., Inc., a defensive domestic beverage company, proved to be our next best performer in calendar 2008, as we used a number of dislocations in the market to deliver positive results. ACE Ltd. (“ACE”) is an international property and casualty company that was added to the portfolio when American International Group (AIG) came under solvency pressure. It is our hope that ACE will be a primary beneficiary of the AIG implosion. The largest detractors to the Fund’s performance in 2008 were also quite a diverse mix. Lincoln National, an insurance company, came under credit concerns as the financial markets imploded. McDermott International, Inc. is an international engineering company that came under pressure as energy prices retreated from record levels. United Therapeutics disappointed investors as the FDA rejected a new drug, which was thought to have been a company-changing compound.

Growth of a $10,000 Investment in MTB Large Cap Growth Fund II

The graph below illustrates the hypothetical investment of $10,0002 in the MTB Large Cap Growth Fund II (the “Fund”) from May 31, 2002 (start of performance) to December 31, 2008, compared to the Standard and Poor’s 500/Citigroup Growth Index (S&P 500/CG)1,4 and the Lipper Large Cap Growth Funds Average (LLCGFA).3,4

Average Annual Total Return for the Period Ended December 31, 2008

One Year	(39.05)%
Five Years	(4.67)%
Start of Performance (5/31/2002)	(22.84)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

[1]

The S&P 500/CG Index is an unmanaged capitalization-weighted index of stocks in the Standard & Poor’s 500 Index having the highest price-to-book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. Investments cannot be made in an index.

[2]

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500/CG and the LLCGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

[3]

Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into respective categories indicated. They do not reflect sales charges. Investments cannot be made in an index or an average.

[4]

The S&P 500/CG and the LLCGFA are not adjusted to reflect taxes, sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

2	MANAGEMENT DISCUSSION OF FUND PERFORMANCE

MTB LARGE CAP VALUE FUND II

The Dow Jones Industrial Index suffered its worst annual decline since 1931 and the NASDAQ Composite suffered its worst decline ever—even greater than that experienced during the tech-bubble. The problems and weaknesses which initially began in the financial sector have spread broadly across all sectors and markets. Base metal prices (steel, aluminum, copper) as well as oil prices have declined 50-70% in the past six months. The U.S. equity markets declined approximately 17% in October driven by significant global economic weakness. This one month decline nearly matched the entire 2008 year to date decline through September. In November, the market continued its downward path, falling by over 20%, until reaching a bottom on November 21, whereupon a 15% rally through the end of the year occurred.

For the 12 month reporting period, the Fund posted a return of (39.35)% compared to it’s benchmark, the Russell 1000 Value Index1 which returned (36.85)%. The Fund’s top performing sectors were energy, and materials/processing. Exposure to financials and consumer discretionary (media) stocks were the largest detractors from performance.

Stock market indices declined in excess of 20% in the fourth quarter and declines for the entire year were substantially greater. Our performance, both absolute and relative, was particularly strong during the month of December. Finally, for the quarter and the year, we would note that that value stocks actually outperformed growth stocks, which is surprising given the carnage that occurred in the financial sector.

Many companies have announced that business activity effectively “hit a wall” during the fourth quarter. The common viewpoint that diversification by investing globally in non-correlated markets would protect downside was negated given the magnitude of the economic and market disruption. There is clearly a set of economic and market challenges that investors have not witnessed or experienced in many years if not generations. Stock prices have fallen precipitously during the past year; however, in the last six weeks of 2008, many stock prices rallied 50-100% (or more) off of extremely depressed levels.

What are appropriate stock prices in the midst of severe economic uncertainty and frozen capital markets? Investors can debate and discuss the issue, but there is no logic and no sustainability for a well-capitalized company to have no value until there is stabilization and clarity. In a market where everything has been punished, disciplined investors have been provided with a tremendous opportunity to take advantage of a volatile and emotional market, albeit one with substantive economic and market problems. The alternative is to wait for market and economic stabilization which would effectively mean that the market would have had a meaningful increase from its bottom. We believe that alternative is not appropriate although there is certainly no guarantee that equity markets won’t suffer a decline from current levels. We would note that there has been tremendous monetary and fiscal stimulus by the U.S. Federal Reserve and Global Central Banks that should help to counter these trends albeit at the risk of creating future inflation. In response to these actions, particularly over the past several weeks, there has been significant improvement in the cost and availability of credit (lower yields on existing preferred stocks; lower yields and spreads on high grade corporate debt; higher issuance and demand for corporate credits.)

As mentioned in our late fourth quarter update letter, we have taken advantage of the extreme dislocations in the market to add a number of new investments to the portfolio in the past several months. We believe these companies, possessing strong balance sheets, are not only attractively valued but also will be able to take advantage of tremendous opportunities given the magnitude of the economic and market disruptions. New investments during the quarter include Merck & Co. Inc., Halliburton Co., EOG Resources, Inc., MetLife, Inc. and The Mosaic Co. We also added to positions in Loews Corp. and Agilent Technologies Inc., where we had previously moved to eliminate our positions at substantially higher prices earlier in the year.

Our portfolios continue their underweight position in the finance sector. While valuations on the sector appear attractive, there is still risk and uncertainty due to economic weakness and dysfunctional capital markets. While losses on subprime mortgages are well underway, the financial markets are in the early stages of determining and valuing the losses on commercial real estate, as well as other commercial, industrial and various consumer loans. We have found more compelling risk and reward opportunities in other sectors. The ability to sell assets or raise capital is proving to be a critical but difficult issue, although such transactions if they do occur, can certainly serve as a catalyst for our investment. We have maintained our positions in Hartford Financial Services Group, Inc. (“Hartford”) and Genworth Financial Inc. as we believe that the market has overly discounted the negatives. Although both stocks have appreciated significantly from their lows, investments in these companies hurt performance both in the fourth quarter and for the year. Hartford did announce a stronger capital position than previously expected at its investor day in early December which propelled a strong rally in its shares.

We eliminated a number of portfolio holdings in the past three to four months, several of which were eliminated prior to their significant, recent declines. At the beginning of the fourth quarter, and weeks prior to the Treasury’s capital intervention on behalf of the company, we eliminated our position in Citigroup, Inc. after Wells Fargo & Company topped Citigroup’s government assisted acquisition of Wachovia’s banking assets. Wells Fargo offered a higher price with no government assistance. We believed that acquiring those assets would have strengthened Citigroup’s financial position (perhaps a $25 billion wealth transfer); without those assets, we believe Citigroup was in a weakened position. We also eliminated Sprint Nextel Corp. in the quarter, notwithstanding its significant asset value, given that a recession, negative trends in industry wireless subscriber growth, and its debt level introduced greater risk for equity holders. We eliminated International Paper Co. Recently, the company acquired Weyerhauser’s containerboard and recycling assets. While the acquisition may fit strategically, we believed that such a sizable acquisition, which resulted in a leveraged balance sheet during a period of global economic uncertainty, presented added risk. We had begun selling shares earlier in the year at higher prices and made the decision to eliminate the position, albeit at a lower price. Finally, we eliminated Liberty Media Interactive, and trimmed positions in AT&T, Inc. and Barrick Gold Corp. (small trim after substantial late fourth quarter appreciation, still one of our largest positions).

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE	3

Growth of a $10,000 Investment in MTB Large Cap Value Fund II

The graph below illustrates the hypothetical investment of $10,0002 in the MTB Large Cap Value Fund II (the “Fund”) from May 31, 2002 (start of performance) to December 31, 2008, compared to the Russell 1000 Value Index1,4 and Lipper Large Cap Value Funds Average (LLCVFA).3,4

Average Annual Total Return for the Period Ended December 31, 2008

One Year	(39.35)%
Five Years	(2.64)%
Start of Performance (5/31/2002)	(9.87)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

[1]

The Russell 1000 Value Index measures the performance of 1000 U.S. companies with large capitalizations, lower price to book ratios, and lower expected growth values. Investments can not be made in an Index. Effective January 1, 2008, the Russell 1000 Value Index replaced the S&P 500/CV Index as the primary benchmark for the Fund because the Russell 1000 Value Index more accurately reflects the composition of the Fund’s portfolio.

[2]

The Fund’s performance assumes the reinvestment of all dividends and distributions. The Russell 1000 Value Index and the LLCVFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

[3]

Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into respective categories indicated. They do not reflect sales charges. Investments cannot be made in an index or an average.

[4]

The Russell 1000 Value Index and the LLCGFA are not adjusted to reflect taxes, sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index or an average.

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

4	MANAGEMENT DISCUSSION OF FUND PERFORMANCE

MTB MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH II

The Managed Allocation Fund—Conservative Growth II finished an exceptionally challenging 2008 on a positive note. After several months of record setting losses in both the equity markets and the Fund, the Conservative Growth II portfolio posted a 2.57% total return in the month of December, but still trailing its relevant benchmark, the Barclays Capital Aggregate Bond Index’s (“BCAB”)1 December 2008 total return of 3.73%. This positive year-end performance did little to offset the negative performance for the entire year, however, the Conservative Growth II Fund posted a return of (19.93)% for 2008. This total return compares unfavorably to the Barclays Capital Aggregate Bond Index’s 2008 total return of 5.24%. Much of this underperformance owes to the 43% to 45% allocation to equities carried by the fund throughout 2008.

The biggest contributor to the Fund’s underperformance in 2008 within this equity component was its fairly hefty and increasing exposure to international equities. For the year, the International Equity Fund returned (46.09)%. This asset class represented 16% of the Fund’s allocation in 2008 and its pronounced underperformance of the S&P 500 Index acted as a drag on performance throughout much of the year. The underperformance of the Conservative Growth Fund II relative to its index was also slightly amplified by an allocation change within the Fund during February of 2008. In this allocation change, the Money Market and Short Duration Government Bond Fund were reduced by 1%, respectively and the Mid-Cap Growth and International Equity Funds were increased by 1%, respectively. Like the International Equity Fund’s underperformance, the Mid-Cap Growth Fund, though only a 2% position within the portfolio, nonetheless posted a (43.06)% total for 2008 and served as a negative contributor to overall portfolio total return.

Growth of a $10,000 Investment in MTB Managed Allocation Fund – Conservative Growth II

The graph below illustrates the hypothetical investment of $10,0002 in the MTB Managed Allocation Fund – Conservative Growth II (the “Fund”) from May 3, 2005 (start of performance) to December 31, 2008, compared to the Barclays Capital Aggregate Bond Index (BCAB)1,,4 and the Standard and Poor’s 500 Index (S&P 500).3,4

Average Annual Total Return for the Period Ended December 31, 2008

One Year	(19.93)%
Three Years	(3.34)%
Start of Performance (5/3/2005)	(6.76)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable Insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

[1]

The BCAB is an unmanaged index composed of securities from Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Investments cannot be made in an index. Lehman Brothers Aggregate Bond Index name was changed to Barclays Capital Aggregate Bond Index on November 3, 2008.

[2]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The BCAB and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

[3]

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

[4]

The BCAB and S&P 500 are not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE	5

MTB MANAGED ALLOCATION FUND – MODERATE GROWTH II

The Managed Allocation Fund—Moderate Growth II finished an exceptionally challenging 2008 on a positive note. After several months of record setting losses in both the equity markets and the Fund, the Moderate Growth II portfolio posted a 2.91% total return in the month of December besting its relevant benchmark, the S&P 500 Index’s December 2008 total return of 1.06%. This positive year-end outperformance did little to offset the negative performance for the entire year, however, the Moderate Growth II Fund posted a return of (29.07)%. This total return, though disappointing, compares favorably to the S&P 500 Index’s1 2008 total return of (37.00)%. Much of this outperformance owes to the 34% to 36% allocation to high quality fixed income and cash carried by the fund throughout 2008.

The biggest contributor to the Fund’s outperformance in 2008 was its fairly hefty exposure to the high quality bond market generally, and government bonds, specifically. On the equity side of the portfolio, an allocation in early February slightly detracted from performance as the Fund’s Mid-Cap Growth Fund exposure and its International Equity exposure both increased by 1%. The Mid-Cap Growth and International Equity Funds were down (43.06)% and (46.09)%, respectively for the year, both well under the S&P 500 Index. The proceeds to make these allocation changes came from a reduction of 1% each in the Money Market and Short Duration Government Bond Funds which proved to be better places to park investments as the year unfolded as the equity markets experienced large drops in value.

Growth of a $10,000 Investment in MTB Managed Allocation Fund –Moderate Growth II

The graph below illustrates the hypothetical investment of $10,0002 in the MTB Managed Allocation Fund – Moderate Growth II (the “Fund”) from June 17, 2002 (start of performance) to December 31, 2008, compared to the Standard and Poor’s 500 Index (S&P 500)1,4 and the Barclays Capital Aggregate Bond Index (BCAB). 3,4

Average Annual Total Return for the Period Ended December 31, 2008

One Year	(29.07)%
Five Years	(1.61)%
Start of Performance (6/17/2002)	0.82%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

[1]

The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

[2]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and BCAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

[3]

The BCAB is an unmanaged index composed of securities from Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Investments cannot be made in an index. Lehman Brothers Aggregate Bond Index name was changed to Barclays Capital Aggregate Bond Index on November 3, 2008.

[4]

The BCAB and S&P 500 are not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

6	MANAGEMENT DISCUSSION OF FUND PERFORMANCE

MTB MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH II

The Managed Allocation Fund—Aggressive Growth II finished an exceptionally challenging 2008 on a positive note. After several months of record setting losses in both the equity markets and the Fund, the Aggressive Growth II portfolio posted a 3.52% total return in the month of December besting its relevant benchmark, the S&P 500 Index’s1 December 2008 total return of 1.06%. This positive year-end outperformance did little to ameliorate the negative performance for the entire year, however, the Aggressive Growth II Fund posted a return of (40.77)% as compared to the S&P 500 Index’s 2008 total return of (37.00)%.

The biggest contributor to the Fund’s underperformance in 2008 was its heavy and increasing exposure to international equities. For the year, the International Equity Fund returned (46.09)%. This asset class represented 30% of the Fund’s allocation in 2008 and its pronounced underperformance versus the S&P 500 Index acted as a drag on performance throughout much of the year. The underperformance of the Aggressive Growth Fund II relative to the S&P 500 Index was also slightly amplified by an allocation change within the Fund during February of 2008. In this allocation change, Money Market exposure was reduced by 1% and the Mid-Cap Growth Fund was increased by 1%. The Mid-Cap Growth Fund, though only a 3% position within the portfolio, nonetheless posted a (43.06)% total return for 2008 and served as a negative contributor to overall portfolio total return.

Growth of a $10,000 Investment in MTB Managed Allocation Fund –Aggressive Growth II

The graph below illustrates the hypothetical investment of $10,0002 in the MTB Managed Allocation Fund – Aggressive Growth II (the “Fund”) from May 3, 2005 (start of performance) to December 31, 2008, compared to the Standard and Poor’s 500 Index (S&P 500)1,4 and the Barclays Capital Aggregate Bond Index (BCAB).3,4

Average Annual Total Return for the Period Ended December 31, 2008

One Year	(40.77)%
Three Years	(9.78)%
Start of Performance (5/3/2005)	(20.56)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance of a variable investment option changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, contact your insurance company. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

[1]

The S&P 500 is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

[2]	The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 and BCAB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

[3]

The BCAB is an unmanaged index composed of securities from Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Investments cannot be made in an index. Lehman Brothers Aggregate Bond Index name was changed to Barclays Capital Aggregate Bond Index on November 3, 2008.

[4]

The BCAB and S&P 500 are not adjusted to reflect taxes, sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE	7

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees, and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. Please refer to the variable insurance product prospectus for a complete listing of these expenses.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which is not the Funds’ actual returns. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses Paid During Period[1]
LARGE CAP GROWTH FUND II
Actual	$1,000.00	$677.30	$4.13
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.21	$4.98

LARGE CAP VALUE FUND II
Actual	$1,000.00	$685.80	$4.15
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,020.21	$4.98

MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH II
Actual	$1,000.00	$833.70	$3.32
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.52	$3.66

MANAGED ALLOCATION FUND – MODERATE GROWTH II
Actual	$1,000.00	$759.90	$3.19
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.52	$3.66

MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH II
Actual	$1,000.00	$663.70	$3.01
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.52	$3.66

[1]

Expenses are equal to the Funds’ annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized net expense ratios are as follows:

LARGE CAP GROWTH FUND II	0.98%

LARGE CAP VALUE FUND II	0.98%

MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH II	0.72%

MANAGED ALLOCATION FUND – MODERATE GROWTH II	0.72%

MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH II	0.72%

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

8	PORTFOLIOS OF INVESTMENTS

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Growth Fund II

At December 31, 2008, the Fund’s sector classifications were as follows:

STOCKS	Percentage of Total Net Assets
Oil & Gas	18.1%
Software	8.0%
Retail	7.6%
Computers	6.2%
Telecommunications	6.0%
Biotechnology	5.2%
Internet	4.9%
Beverages	4.6%
Diversified Financial Services	4.6%
Health Care – Products	4.5%
Cosmetics/Personal Care	4.0%
Oil & Gas Services	3.2%
Insurance	2.6%
Pharmaceuticals	2.4%
Commercial Services	2.0%
Semiconductors	2.0%
Air Freight & Logistics	1.5%
Apparel	1.2%
Health Care Providers & Services	1.1%
Banks	1.0%
Tobacco	1.0%
Health Care Equipment & Supplies	0.9%
Home Builders	0.9%
Metals & Mining	0.9%
Aerospace & Defense	0.8%
Electrical Components & Equipment	0.8%
Machinery	0.8%
Iron/Steel	0.6%
Chemicals	0.5%
Coal	0.5%
Miscellaneous Manufacturing	0.5%
Engineering & Construction	0.3%
Cash Equivalents[1]	0.5%
Other Assets and Liabilities – Net[2]	0.3%
TOTAL	100.0%

[1]	Cash Equivalents include investment in money market mutual funds.

[2]	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	9

PORTFOLIO OF INVESTMENTS

MTB Large Cap Growth Fund II

Description	Number of Shares	Market Value

COMMON STOCKS – 99.2%

AEROSPACE & DEFENSE – 0.8%
United Technologies Corp.	550	$29,480

AIR FREIGHT & LOGISTICS – 1.5%
FedEx Corp.	850	54,528

APPAREL – 1.2%
*Coach, Inc.	900	18,693
Nike, Inc., Class B	500	25,500

TOTAL APPAREL		$44,193

BANKS – 1.0%
Whitney Holding Corp.	2,300	36,777

BEVERAGES – 4.6%
Coca-Cola Co.	1,300	58,851
PepsiCo, Inc.	2,000	109,540

TOTAL BEVERAGES		$168,391

BIOTECHNOLOGY – 5.2%
*Amgen, Inc.	750	43,313
*Celgene Corp.	1,300	71,864
*Gilead Sciences, Inc.	1,450	74,153

TOTAL BIOTECHNOLOGY		$189,330

CHEMICALS – 0.5%
Monsanto Co.	250	17,588

COAL – 0.5%
Consol Energy, Inc.	700	20,006

COMMERCIAL SERVICES – 2.0%
Mastercard, Inc., Class A	200	28,586
Ritchie Bros. Auctioneers, Inc.	2,000	42,840

TOTAL COMMERCIAL SERVICES		$71,426

COMPUTERS – 6.2%
*Apple, Inc.	650	55,478
Hewlett-Packard Co.	2,200	79,837
International Business Machines Corp.	700	58,912
*Research In Motion Ltd.	750	30,435

TOTAL COMPUTERS		$224,662

COSMETICS/PERSONAL CARE – 4.0%
Avon Products, Inc.	1,650	39,650
Procter & Gamble Co.	1,700	105,094

TOTAL COSMETICS/PERSONAL CARE		$144,744

Description	Number of Shares	Market Value

DIVERSIFIED FINANCIAL SERVICES – 4.6%
BlackRock, Inc.	150	$20,123
Goldman Sachs Group, Inc.	700	59,073
*IntercontinentalExchange, Inc.	450	37,098
T Rowe Price Group, Inc.	1,500	53,160

TOTAL DIVERSIFIED FINANCIAL SERVICES		$169,454

ELECTRICAL COMPONENTS & EQUIPMENT – 0.8%
Emerson Electric Co.	800	29,288

ENGINEERING & CONSTRUCTION – 0.3%
*McDermott International, Inc.	1,000	9,880

HEALTH CARE – PRODUCTS – 4.5%
*Intuitive Surgical, Inc.	200	25,398
Johnson & Johnson	2,300	137,609

TOTAL HEALTH CARE – PRODUCTS		$163,007

HEALTH CARE EQUIPMENT & SUPPLIES – 0.9%
*St. Jude Medical, Inc.	950	31,312

HEALTH CARE PROVIDERS & SERVICES – 1.1%
*Humana, Inc.	1,100	41,008

HOME BUILDERS – 0.9%
*Toll Brothers, Inc.	1,600	34,288

INSURANCE – 2.6%
ACE Ltd.	900	47,628
Axis Capital Holdings Ltd.	1,600	46,592

TOTAL INSURANCE		$94,220

INTERNET – 4.9%
*Amazon.com, Inc.	700	35,896
*Google, Inc., Class A	375	115,369
*Yahoo!, Inc.	2,200	26,840

TOTAL INTERNET		$178,105

IRON/STEEL – 0.6%
Cliffs Natural Resources, Inc.	800	20,488

MACHINERY – 0.8%
*Terex Corp.	1,700	29,444

METALS & MINING – 0.9%
Freeport-McMoRan Copper & Gold, Inc.	500	12,220
Precision Castparts Corp.	350	20,818

TOTAL METALS & MINING		$33,038

MISCELLANEOUS MANUFACTURING – 0.5%
Harsco Corp.	700	19,376

(MTB Large Cap Growth Fund II continued next page)

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

10	PORTFOLIOS OF INVESTMENTS

MTB Large Cap Growth Fund II (continued)

Description	Number of Shares	Market Value

OIL & GAS – 18.1%
Chevron Corp.	1,700	$125,749
ConocoPhillips	750	38,850
Devon Energy Corp.	850	55,854
EOG Resources, Inc.	500	33,290
Exxon Mobil Corp.	4,400	351,251
*Southwestern Energy Co.	1,900	55,043

TOTAL OIL & GAS		$660,037

OIL & GAS SERVICES – 3.2%
*National Oilwell Varco, Inc.	1,500	36,660
Schlumberger Ltd.	950	40,213
*Transocean Ltd.	275	12,994
*Weatherford International Ltd.	2,600	28,132

TOTAL OIL & GAS SERVICES		$117,999

PHARMACEUTICALS – 2.4%
*BioMarin Pharmaceutical, Inc.	1,000	17,800
*Express Scripts, Inc.	575	31,614
*Forest Laboratories, Inc.	1,450	36,931

TOTAL PHARMACEUTICALS		$86,345

RETAIL – 7.6%
CVS Caremark Corp.	750	21,555
*GameStop Corp., Class A	1,200	25,992
Lowe’s Cos., Inc.	2,700	58,104
Macy’s, Inc.	3,000	31,050
McDonald’s Corp.	400	24,876
Nordstrom, Inc.	1,900	25,289
*Urban Outfitters, Inc.	1,800	26,964
Wal-Mart Stores, Inc.	1,100	61,665

TOTAL RETAIL		$275,495

SEMICONDUCTORS – 2.0%
Analog Devices, Inc.	1,000	19,020
Applied Materials, Inc.	1,700	17,221
Intel Corp.	2,600	38,116

TOTAL SEMICONDUCTORS		$74,357

SOFTWARE – 8.0%
*Ansys, Inc.	900	25,101
*Cerner Corp.	900	34,605
Microsoft Corp.	6,000	116,639
*Oracle Corp.	4,400	78,012
*Vmware, Inc., Class A	1,500	35,535

TOTAL SOFTWARE		$289,892

Description	Number of Shares	Market Value

TELECOMMUNICATIONS – 6.0%
*Cisco Systems, Inc.	6,250	$101,874
Corning, Inc.	2,000	19,060
Harris Corp.	600	22,830
QUALCOMM, Inc.	2,050	73,452

TOTAL TELECOMMUNICATIONS		$217,216

TOBACCO – 1.0%
Philip Morris International, Inc.	850	36,984

TOTAL COMMON STOCKS (COST $4,371,292)		$3,612,358

MONEY MARKET FUND – 0.5%
[2]Dreyfus Cash Management Fund, Institutional Shares, 1.53%	2	2
[1,2]MTB Prime Money Market Fund, Corporate Shares, 0.93%	19,890	19,890

TOTAL MONEY MARKET FUND (COST $19,892)		$19,892

TOTAL INVESTMENTS – 99.7% (COST $4,391,184)		$3,632,250

OTHER ASSETS LESS LIABILITIES – 0.3%		$11,543

TOTAL NET ASSETS – 100.0%		$3,643,793

The categories of investments are shown as a percentage of total net assets at December 31, 2008.

(1)	Affiliated companies. See Note 5.
(2)	7-Day net yield.
*	Non-income producing security.

Cost of investments for Federal tax purposes is $4,461,234.

(MTB Large Cap Growth Fund II continued next page)

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	11

MTB Large Cap Growth Fund II (concluded)

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds or credit risk)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$3,632,250	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$3,632,250	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

12	PORTFOLIOS OF INVESTMENTS

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Large Cap Value Fund II

At December 31, 2008, the Fund’s sector classifications were as follows:

STOCKS	Percentage of Total Net Assets
Oil & Gas	14.4%
Insurance	10.2%
Software	9.6%
Metals & Mining	8.5%
Media	7.1%
Aerospace & Defense	6.5%
Telecommunications	5.9%
Tobacco	4.9%
Office/Business Equipment	4.3%
Diversified Financial Services	3.8%
Banks	3.7%
Pharmaceuticals	3.6%
Biotechnology	3.3%
Household Products	2.9%
Miscellaneous Manufacturing	2.6%
Electronics	2.0%
Transportation	2.0%
Electric Utilities	1.9%
Food	1.8%
Oil & Gas Services	1.3%
Iron/Steel	1.2%
Health Care Providers & Services	1.0%
Chemicals	0.9%
Cash Equivalents[1]	4.4%
Other Assets and Liabilities – Net[2]	(7.8)%
TOTAL	100.0%

[1]	Cash Equivalents include investment in money market mutual funds.

[2]	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	13

PORTFOLIO OF INVESTMENTS

MTB Large Cap Value Fund II

Description	Number of Shares	Market Value

COMMON STOCKS – 103.4%

AEROSPACE & DEFENSE – 6.5%
Lockheed Martin Corp.	2,000	$168,160
Raytheon Co.	3,700	188,848

TOTAL AEROSPACE & DEFENSE		$357,008

BANKS – 3.7%
Wells Fargo & Co.	6,808	200,700

BIOTECHNOLOGY – 3.3%
*Amgen, Inc.	3,100	179,025

CHEMICALS – 0.9%
The Mosaic Co.	1,400	48,440

DIVERSIFIED FINANCIAL SERVICES – 3.8%
JPMorgan Chase & Co.	6,500	204,945

ELECTRIC UTILITIES – 1.9%
*NRG Energy, Inc.	4,400	102,652

ELECTRONICS – 2.0%
*Agilent Technologies, Inc.	6,985	109,176

FOOD – 1.8%
Kraft Foods, Inc., Class A	3,632	97,519

HEALTH CARE PROVIDERS & SERVICES – 1.0%
Aetna, Inc.	1,900	54,150

HOUSEHOLD PRODUCTS – 2.9%
Kimberly-Clark Corp.	2,965	156,374

INSURANCE – 10.2%
AON Corp.	3,800	173,584
Genworth Financial, Inc., Class A	11,900	33,677
Hartford Financial Services Group, Inc.	5,500	90,310
Loews Corp.	4,474	126,391
MetLife, Inc.	3,800	132,468

TOTAL INSURANCE		$556,430

IRON/STEEL – 1.2%
United States Steel Corp.	1,800	66,960

MEDIA – 7.1%
CBS Corp., Class B Non-Voting	4,790	39,230
Comcast Corp., Special Class A	6,700	108,205
*Viacom, Inc., Class B	12,490	238,060

TOTAL MEDIA		$385,495

Description	Number of Shares	Market Value

METALS & MINING – 8.5%
AngloGold Ashanti Ltd. ADR	8,984	$248,947
Barrick Gold Corp.	5,800	213,266

TOTAL METALS & MINING		$462,213

MISCELLANEOUS MANUFACTURING – 2.6%
Illinois Tool Works, Inc.	2,200	77,110
Ingersoll-Rand Co., Ltd., Class A	3,600	62,460

TOTAL MISCELLANEOUS MANUFACTURING		$139,570

OFFICE/BUSINESS EQUIPMENT – 4.3%
Pitney Bowes, Inc.	9,200	234,416

OIL & GAS – 14.4%
Apache Corp.	3,200	238,496
ConocoPhillips	929	48,122
EOG Resources, Inc.	1,100	73,238
Hess Corp.	1,700	91,188
Noble Energy, Inc.	5,300	260,865
Talisman Energy, Inc.	7,200	71,928

TOTAL OIL & GAS		$783,837

OIL & GAS SERVICES – 1.3%
Halliburton Co.	3,800	69,084

PHARMACEUTICALS – 3.6%
Merck & Co., Inc.	1,500	45,600
Sanofi-Aventis SA ADR	4,700	151,152

TOTAL PHARMACEUTICALS		$196,752

SOFTWARE – 9.6%
CA, Inc.	16,800	311,304
Microsoft Corp.	10,900	211,896

TOTAL SOFTWARE		$523,200

TELECOMMUNICATIONS – 5.9%
AT&T, Inc.	3,900	111,150
Motorola, Inc.	25,900	114,737
Verizon Communications, Inc.	2,740	92,886

TOTAL TELECOMMUNICATIONS		$318,773

TOBACCO – 4.9%
Lorillard, Inc.	1,738	97,936
Philip Morris International, Inc.	3,870	168,384

TOTAL TOBACCO		$266,320

(MTB Large Cap Value Fund II continued next page)

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

14	PORTFOLIOS OF INVESTMENTS

MTB Large Cap Value Fund II (concluded)

Description	Number of Shares	Market Value

TRANSPORTATION – 2.0%
Union Pacific Corp.	2,300	$109,940

TOTAL COMMON STOCKS (COST $7,490,537)		$5,622,979

Description	Number of Shares	Market Value

MONEY MARKET FUND – 4.4%
[1,2]MTB Prime Money Market Fund, Corporate Shares, 0.93% (COST $236,752)	236,752	$236,752

TOTAL INVESTMENTS – 107.8% (COST $7,727,289)		$5,859,731

OTHER ASSETS LESS LIABILITIES – (7.8%)		$(421,452)

TOTAL NET ASSETS – 100.0%		$5,438,279

The categories of investments are shown as a percentage of total net assets at December 31, 2008.

(1)	Affiliated companies. See Note 5.
(2)	7-Day net yield.
*	Non-income producing security.

ADR—American Depositary Receipt

Cost of investments for Federal tax purposes is $7,742,667.

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds or credit risk)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$5,859,731	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$5,859,731	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	15

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund – Conservative Growth II

At December 31, 2008, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
MTB International Equity Fund, Institutional I Shares	16.6%
MTB Short Duration Government Bond Fund, Institutional I Shares	15.1%
MTB Short-Term Corporate Bond Fund, Institutional I Shares	15.1%
MTB Large Cap Growth Fund, Institutional I Shares	12.6%
MTB Prime Money Market Fund, Corporate Shares	10.0%
MTB Intermediate-Term Bond Fund, Institutional I Shares	8.1%
MTB U.S. Government Bond Fund, Institutional I Shares	7.1%
MTB Large Cap Value Fund, Institutional I Shares	6.3%
MTB Large Cap Stock Fund, Institutional I Shares	5.2%
MTB Mid Cap Growth Fund, Institutional I Shares	2.1%
MTB Mid Cap Stock Fund, Institutional I Shares	1.6%
MTB Small Cap Growth Fund, Institutional I Shares	1.6%
MTB Small Cap Stock Fund, Institutional I Shares	1.1%
Other Assets and Liabilities – Net[2]	(2.5)%
TOTAL	100.0%

[1]	See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

[2]	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Description	Number of Shares	Market Value

MUTUAL FUNDS – 92.5%[1]

EQUITY FUNDS – 47.1%
MTB International Equity Fund, Institutional I Shares	27,857	$177,171
MTB Large Cap Growth Fund, Institutional I Shares	24,006	133,954
MTB Large Cap Stock Fund, Institutional I Shares	11,232	55,712
MTB Large Cap Value Fund, Institutional I Shares	9,142	67,375
MTB Mid Cap Growth Fund, Institutional I Shares	2,970	22,602
MTB Mid Cap Stock Fund, Institutional I Shares	2,231	17,088
MTB Small Cap Growth Fund, Institutional I Shares	1,799	17,194
MTB Small Cap Stock Fund, Institutional I Shares	3,389	11,591

TOTAL EQUITY FUNDS		$502,687

Description	Number of Shares	Market Value

FIXED INCOME FUNDS – 45.4%
MTB Intermediate-Term Bond Fund, Institutional I Shares	8,730	$86,510
MTB Short Duration Government Bond Fund, Institutional I Shares	16,434	161,877
MTB Short-Term Corporate Bond Fund, Institutional I Shares	16,671	161,711
MTB U.S. Government Bond Fund, Institutional I Shares	7,756	75,388

TOTAL FIXED INCOME FUNDS		$485,486

TOTAL MUTUAL FUNDS (COST $1,265,849)		$988,173

MONEY MARKET FUND – 10.0%
[1,2]MTB Prime Money Market Fund, Corporate Shares, 0.93% (COST $106,872)	106,872	$106,872

TOTAL INVESTMENTS – 102.5% (COST $1,372,721)		$1,095,045

OTHER ASSETS LESS LIABILITIES – (2.5%)		$(26,332)

TOTAL NET ASSETS – 100.0%		$1,068,713

The categories of investments are shown as a percentage of total net assets at December 31, 2008.

(1)	Affiliated companies. See Note 5.
(2)	7-Day net yield.

Cost of investments for Federal tax purposes is $1,381,516.

(MTB Managed Allocation Fund – Conservative Growth II continued next page)

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

16	PORTFOLIOS OF INVESTMENTS

MTB Managed Allocation Fund – Conservative Growth II (concluded)

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$1,095,045	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$1,095,045	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	17

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund – Moderate Growth II

At December 31, 2008, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
MTB International Equity Fund, Institutional I Shares	24.1%
MTB Large Cap Growth Fund, Institutional I Shares	14.2%
MTB Large Cap Stock Fund, Institutional I Shares	14.2%
MTB Intermediate-Term Bond Fund, Institutional I Shares	10.8%
MTB Short-Term Corporate Bond Fund, Institutional I Shares	8.8%
MTB Prime Money Market Fund, Corporate Shares	7.7%
MTB Large Cap Value Fund, Institutional I Shares	7.1%
MTB Short Duration Government Bond Fund, Institutional I Shares	4.9%
MTB Mid Cap Growth Fund, Institutional I Shares	3.1%
MTB Small Cap Growth Fund, Institutional I Shares	2.1%
MTB Mid Cap Stock Fund, Institutional I Shares	1.0%
MTB Small Cap Stock Fund, Institutional I Shares	1.0%
MTB U.S. Government Bond Fund, Institutional I Shares	1.0%
Other Assets and Liabilities – Net[2]	0.0%
TOTAL	100.0%

[1]	See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

[2]	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Description	Number of Shares	Market Value

MUTUAL FUNDS – 92.3%[1]

EQUITY FUNDS – 66.8%
MTB International Equity Fund, Institutional I Shares	1,104,231	$7,022,910
MTB Large Cap Growth Fund, Institutional I Shares	739,217	4,124,831
MTB Large Cap Stock Fund, Institutional I Shares	830,504	4,119,298
MTB Large Cap Value Fund, Institutional I Shares	281,810	2,076,940
MTB Mid Cap Growth Fund, Institutional I Shares	117,646	895,289
MTB Mid Cap Stock Fund, Institutional I Shares	39,283	300,911
MTB Small Cap Growth Fund, Institutional I Shares	63,282	604,971
MTB Small Cap Stock Fund, Institutional I Shares	89,509	306,122

TOTAL EQUITY FUNDS		$19,451,272

Description	Number of Shares	Market Value

FIXED INCOME FUNDS – 25.5%
MTB Intermediate-Term Bond Fund, Institutional I Shares	316,915	$3,140,631
MTB Short Duration Government Bond Fund, Institutional I Shares	144,627	1,424,575
MTB Short-Term Corporate Bond Fund, Institutional I Shares	264,082	2,561,594
MTB U.S. Government Bond Fund, Institutional I Shares	29,252	284,329

TOTAL FIXED INCOME FUNDS		$7,411,129

TOTAL MUTUAL FUNDS (COST $38,840,085)		$26,862,401

MONEY MARKET FUND – 7.7%
[1,2]MTB Prime Money Market Fund, Corporate Shares, 0.93% (COST $2,233,752)	2,233,752	$2,233,752

TOTAL INVESTMENTS – 100.0% (COST $41,073,837)		$29,096,153

OTHER ASSETS LESS LIABILITIES – 0.0%		$(1,380)

TOTAL NET ASSETS – 100.0%		$29,094,773

The categories of investments are shown as a percentage of total net assets at December 31, 2008.

(1)	Affiliated companies. See Note 5.
(2)	7-Day net yield.

Cost of investments for Federal tax purposes is $41,742,757.

(MTB Managed Allocation Fund – Moderate Growth II continued next page)

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

18	PORTFOLIOS OF INVESTMENTS

MTB Managed Allocation Fund – Moderate Growth II (concluded)

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$29,096,153	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$29,096,153	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument

As of December 31, 2008, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

PORTFOLIOS OF INVESTMENTS	19

PORTFOLIO OF INVESTMENTS SUMMARY TABLE

MTB Managed Allocation Fund – Aggressive Growth II

At December 31, 2008, the Fund’s portfolio composition1 was as follows:

Percentage of Total Net Assets
MTB International Equity Fund, Institutional I Shares	30.6%
MTB Large Cap Growth Fund, Institutional I Shares	24.7%
MTB Large Cap Stock Fund, Institutional I Shares	20.5%
MTB Large Cap Value Fund, Institutional I Shares	12.4%
MTB Small Cap Growth Fund, Institutional I Shares	3.2%
MTB Mid Cap Growth Fund, Institutional I Shares	3.1%
MTB Mid Cap Stock Fund, Institutional I Shares	2.1%
MTB Small Cap Stock Fund, Institutional I Shares	2.1%
MTB Prime Money Market Fund, Corporate Shares	2.0%
MTB Short Duration Government Bond Fund, Institutional I Shares	2.0%
Other Assets and Liabilities – Net[2]	(2.7)%
TOTAL	100.0%

[1]	See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

[2]	Assets, other than investments in securities, less liabilities. See Statements of Assets and Liabilities.

Description	Number of Shares	Market Value

MUTUAL FUNDS – 100.7%[1]

EQUITY FUNDS – 98.7%
MTB International Equity Fund, Institutional I Shares	32,340	$205,683
MTB Large Cap Growth Fund, Institutional I Shares	29,693	165,684
MTB Large Cap Stock Fund, Institutional I Shares	27,800	137,888
MTB Large Cap Value Fund, Institutional I Shares	11,319	83,422
MTB Mid Cap Growth Fund, Institutional I Shares	2,756	20,975
MTB Mid Cap Stock Fund, Institutional I Shares	1,841	14,099
MTB Small Cap Growth Fund, Institutional I Shares	2,224	21,262
MTB Small Cap Stock Fund, Institutional I Shares	4,194	14,343

TOTAL EQUITY FUNDS		$663,356

Description	Number of Shares	Market Value

FIXED INCOME FUNDS – 2.0%
MTB Short Duration Government Bond Fund, Institutional I Shares	1,356	$13,354

TOTAL MUTUAL FUNDS (COST $1,113,103)		$676,710

MONEY MARKET FUND – 2.0%
[1,2]MTB Prime Money Market Fund, Corporate Shares, 0.93% (COST $13,250)	13,250	$13,250

TOTAL INVESTMENTS – 102.7% (COST $1,126,353)		$689,960

OTHER ASSETS LESS LIABILITIES – (2.7)%		$(18,361)

TOTAL NET ASSETS – 100.0%		$671,599

The categories of investments are shown as a percentage of total net assets at December 31, 2008.

(1)	Affiliated companies. See Note 5.
(2)	7-Day net yield.

Cost of investments for Federal tax purposes is $1,157,373.

(MTB Managed Allocation Fund – Aggressive Growth II continued next page)

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

20	PORTFOLIOS OF INVESTMENTS

MTB Managed Allocation Fund – Aggressive Growth II Fund (concluded)

Various inputs are used in determining the value of the portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s assets carried at fair value:

Valuation inputs	Investments in Securities	Other Financial Instruments[3]
Level 1 – Quoted Prices	$689,960	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—

Total	$689,960	$—

(3)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008, the Fund did not use any significant unobservable inputs (Level 3) in determining the valuation of investments.

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES	21

December 31, 2008	Large Cap Growth Fund II	Large Cap Value Fund II	Managed Allocation Fund – Conservative Growth II	Managed Allocation Fund – Moderate Growth II	Managed Allocation Fund – Aggressive Growth II
ASSETS
Investments in securities, at value(a)	$3,632,250	$5,859,731	$1,095,045	$29,096,153	$689,960
Cash	2	501	—	118	—
Income receivable	3,726	12,067	1,753	30,248	59
Receivable for investments sold	32,267	8,411	—	—	—
Receivable for shares sold	5,430	7,847	—	643	5,037

TOTAL ASSETS	3,673,675	5,888,557	1,096,798	29,127,162	695,056

LIABILITIES:
Payable for investments purchased	7,363	—	—	—	—
Payable for shares redeemed	26	428,317	4,704	920	21
Payable for Trustees’ fees	700	979	490	303	692
Payable for transfer and dividend disbursing agent fees and expense	1,178	1,112	1,687	1,579	2,381
Payable for distribution services fee (Note 5)	759	1,127	206	6,113	141
Payable for shareholder services fee (Note 5)	303	451	81	2,445	56
Accrued expenses	19,553	18,292	20,917	21,029	20,166

TOTAL LIABILITIES	29,882	450,278	28,085	32,389	23,457

NET ASSETS	$3,643,793	$5,438,279	$1,068,713	$29,094,773	$671,599

NET ASSETS CONSIST OF:
Paid-in capital	$5,279,806	$8,481,514	$1,345,223	$41,592,450	$1,176,109
Net unrealized appreciation (depreciation) of investments	(758,934)	(1,867,558)	(277,676)	(11,977,684)	(436,393)
Accumulated net realized gain (loss) on investments	(877,079)	(1,178,018)	1,111	(522,823)	(68,218)
Undistributed net investment income	—	2,341	55	2,830	101

TOTAL NET ASSETS	$3,643,793	$5,438,279	$1,068,713	$29,094,773	$671,599

SHARES OUTSTANDING, NO PAR VALUE, UNLIMITED SHARES AUTHORIZED	543,062	785,546	134,329	4,191,278	115,799

Net Asset Value, Offering Price and Redemption Proceeds Per Share:	$6.71	$6.92	$7.96	$6.94	$5.80

Investments, at identified cost	$4,391,184	$7,727,289	$1,372,721	$41,073,837	$1,126,353

(a)	Including $19,890, $236,752, $1,095,045, $29,096,153 and $689,960 of investments in affiliated issuers, respectively (Note 5).

See Notes which are an integral part of the Financial Statements

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

22	STATEMENTS OF OPERATIONS

Year Ended December 31, 2008	Large Cap Growth Fund II	Large Cap Value Fund II	Managed Allocation Fund – Conservative Growth II		Managed Allocation Fund – Moderate Growth II		Managed Allocation Fund – Aggressive Growth II
INVESTMENT INCOME:
Dividends(a)	$70,800 (b)	$186,072 (b)	$27,620		$800,645		$11,412

EXPENSES
Investment advisory fee (Note 5)	42,512	56,614	2,552		99,281		2,592
Administrative fee (Note 5)	1,293	2,101	262		10,283		269
Custodian fees	5,890	5,837	5,467		7,246		5,682
Transfer and dividend disbursing agent fees and expenses	8,306	7,628	8,201		9,462		9,184
Trustees’ fees	11,580	12,408	11,542		13,083		11,872
Tax preparation fees	9,264	8,360	9,264		9,365		8,757
Auditing fees	12,456	12,551	12,396		12,601		12,579
Legal fees	18,309	18,003	18,972		18,368		20,185
Portfolio accounting fees	1,943	2,966	710		11,975		895
Distribution services fee (Note 5)	12,492	20,268	2,552		99,281		2,581
Shareholder services fee (Note 5)	4,997	8,107	1,021		39,712		1,033
Printing and postage	8,808	8,174	8,447		11,291		8,228
Insurance premiums	7,048	7,281	6,829		8,332		6,837
Miscellaneous	3,606	3,131	2,817		8,271		2,293

TOTAL EXPENSES	148,504	173,429	91,032		358,551		92,987

WAIVERS AND REIMBURSEMENTS (NOTE 5)
Waiver/reimbursement of investment advisory fee	(42,512)	(56,614)	(2,552)		(72,783)		(2,592)
Reimbursement of other operating expenses	(56,405)	(37,084)	(80,599)		(430)		(82,425)
Waiver of transfer and dividend disbursing agent fees and expenses	(529)	(529)	(529)		(529)		(529)

TOTAL WAIVERS AND REIMBURSEMENTS	(99,446)	(94,227)	(83,680)		(73,742)		(85,546)

Net Expenses	49,058	79,202	7,352		284,809		7,441

Net investment income	21,742	106,870	20,268		515,836		3,971

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized loss on investments	(831,389)	(1,028,280)	(4,051	)(c)	(875,455	)(c)	(66,675	)(c)
Capital gain distributions received from investment companies	—	—	9,928		435,834		13,010
Net change in unrealized appreciation (depreciation) of investments	(1,549,267)	(2,956,355)	(263,405)		(13,060,173)		(440,205)

Net realized and unrealized loss on investments	(2,380,656)	(3,984,635)	(257,528)		(13,499,794)		(493,870)

Change in net assets resulting from operations	$(2,358,914)	$(3,877,765)	$(237,260)		$(12,983,958)		$(489,899)

(a)	Including income received of $2,600, $10,399, $27,620, $800,645 and $11,412 on investments in affiliated issuers, respectively (Note 5).

(b)	Net of foreign taxes withheld of $127 and $1,725, respectively.

(c)	Includes realized loss of $(4,051), $(875,455) and $(66,675) from the sales of investments in affiliated issuers respectively (Note 5).

See Notes which are an integral part of the Financial Statements

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

23

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MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

24	STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Growth Fund II
	Year Ended December 31, 2008	Year Ended December 31, 2007
INCREASED (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income	$21,742	$21,023
Net realized gain (loss) on investments	(831,389)	332,798
Capital gain distributions from other investment companies	—	—
Net change in unrealized appreciation (depreciation) of investments	(1,549,267)	131,420

Change in net assets resulting from operations	(2,358,914)	485,241

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income	(22,228)	(21,851)
Distributions from net realized gain on investments	—	(410,119)
Distributions from capital	—	—

Change in net assets resulting from distributions to shareholders	(22,228)	(431,970)

SHARE TRANSACTIONS:
Proceeds from sale of shares	704,677	804,469
Net asset value of shares issued to shareholders in payment of distributions declared	22,228	432,179
Cost of shares redeemed	(683,872)	(645,494)

Change in net assets resulting from share transactions	43,033	591,154

Change in net assets	(2,338,109)	644,425

NET ASSETS:
Beginning of year	$5,981,902	$5,337,477

End of year	$3,643,793	$5,981,902

Undistributed net investment income (loss) included in net assets at end of year	$—	$—

See Notes which are an integral part of the Financial Statements

(Statements of Changes in Net Assets continued next page)

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (concluded)	25

Large Cap Value Fund II		Managed Allocation Fund – Conservative Growth II		Managed Allocation Fund – Moderate Growth II		Managed Allocation Fund – Aggressive Growth II
Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007

$106,870	$96,289	$20,268	$20,325	$515,836	$592,149	$3,971	$1,846
(1,028,280)	183,172	(4,051)	13,867	(875,455)	607,052	(66,675)	37,210
—	—	9,928	34,177	435,834	2,608,749	13,010	105,924
(2,956,355)	(186,440)	(263,405)	(22,010)	(13,060,173)	(544,863)	(440,205)	(48,307)

(3,877,765)	93,021	(237,260)	46,359	(12,983,958)	3,263,087	(489,899)	96,673

(104,543)	(96,370)	(21,230)	(25,945)	(516,182)	(999,206)	(5,713)	(16,945)
—	(355,050)	(29,869)	(20,576)	(2,165,789)	(1,488,893)	(107,763)	(60,674)
—	(5,658)	—	—	—	—	—	—

(104,543)	(457,078)	(51,099)	(46,521)	(2,681,971)	(2,488,099)	(113,476)	(77,619)

1,033,327	2,236,994	412,010	576,311	2,030,344	1,998,477	113,627	729,408
104,543	457,247	51,099	46,526	2,681,971	2,488,188	113,476	77,619
(1,722,336)	(781,106)	(81,236)	(387,100)	(8,041,886)	(5,456,217)	(305,968)	(647,469)

(584,466)	1,913,135	381,873	235,737	(3,329,571)	(969,552)	(78,865)	159,558

(4,566,774)	1,549,078	93,514	235,575	(18,995,500)	(194,564)	(682,240)	178,612

$10,005,053	$8,455,975	$975,199	$739,624	$48,090,273	$48,284,837	$1,353,839	$1,175,227

$5,438,279	$10,005,053	$1,068,713	$975,199	$29,094,773	$48,090,273	$671,599	$1,353,839

$2,341	$—	$55	$947	$2,830	$859	$101	$1,751

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

26	FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year ended December 31, unless otherwise noted:

LARGE CAP GROWTH FUND II

	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$11.08	$10.95	$10.08	$10.22	$ 9.78
Income (Loss) From Operations:
Net Investment Income	0.04 (c)	0.04 (c)	0.06	0.03	0.05
Net Realized and Unrealized Gain (Loss)	(4.37)	0.95	0.99	0.16	0.45

Total Income (Loss) From Operations	(4.33)	0.99	1.05	0.19	0.50

Less Distributions From:
Net Investment Income	(0.04)	(0.04)	(0.06)	(0.04)	(0.06)
Net Realized Gains	—	(0.82)	(0.12)	(0.29)	—

Total Distributions	(0.04)	(0.86)	(0.18)	(0.33)	(0.06)

Net Asset Value, End of Year	$ 6.71	$11.08	$10.95	$10.08	$10.22

Total Return(a)	(39.05)%	9.16%	10.34%	2.02%	5.15%
Net Assets, End of Year (thousands)	$3,644	$5,982	$5,337	$5,071	$4,333
Ratios to Average Net Assets
Gross Expense	2.97%	2.35%	2.49%	2.60%	2.89%
Net Expenses(b)	0.98%	1.00%	1.00%	1.00%	1.00%
Net Investment Income	0.43%	0.37%	0.53%	0.30%	0.64%
Portfolio Turnover Rate	83%	80%	50%	65%	111%

(a)  Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

(b)  The investment manager voluntarily waived a portion of its fees.

(c)  Per share numbers have been calculated using the average shares method.

LARGE CAP VALUE FUND II

	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$11.57	$ 11.95	$11.03	$11.03	$10.18
Income (Loss) From Operations:
Net Investment Income	0.13 (c)	0.12 (c)	0.12	0.08	0.11
Net Realized and Unrealized Gain (Loss)	(4.66)	0.06	1.79	0.94	0.86

Total Income (Loss) From Operations	(4.53)	0.18	1.91	1.02	0.97

Less Distributions From:
Net Investment Income	(0.12)	(0.12)	(0.12)	(0.09)	(0.12)
Net Realized Gains	—	(0.43)	(0.87)	(0.93)	—
Capital	—	(0.01)	—	—	—

Total Distributions	(0.12)	(0.56)	(0.99)	(1.02)	(0.12)

Net Asset Value, End of Year	$ 6.92	$ 11.57	$11.95	$11.03	$11.03

Total Return(a)	(39.35)%	1.48%	17.61%	10.29%	9.58%
Net Assets, End of Year (thousands)	$5,438	$10,005	$8,456	$6,262	$4,829
Ratios to Average Net Assets
Gross Expense	2.14%	1.79%	2.02%	2.18%	2.61%
Net Expenses(b)	0.98%	1.00%	1.00%	1.00%	1.00%
Net Investment Income	1.32%	1.00%	1.03%	0.80%	1.22%
Portfolio Turnover Rate	30%	15%	20%	13%	126%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

FINANCIAL HIGHLIGHTS (continued)	27

For a share outstanding throughout each year ended December 31, unless otherwise noted:

MANAGED ALLOCATION FUND – CONSERVATIVE GROWTH II

	2008	2007	2006	2005(c)
Net Asset Value, Beginning of Period	$10.46	$10.39	$10.16	$10.00
Income (Loss) From Operations:
Net Investment Income	0.19 (d)	0.23 (d)	0.31	0.23	(d)
Net Realized and Unrealized Gain (Loss)	(2.27)	0.33	0.39	0.09

Total Income (Loss) From Operations	(2.08)	0.56	0.70	0.32

Less Distributions From:
Net Investment Income	(0.18)	(0.28)	(0.31)	(0.12)
Net Realized Gains	(0.24)	(0.21)	(0.16)	(0.04)

Total Distributions	(0.42)	(0.49)	(0.47)	(0.16)

Net Asset Value, End of Period	$ 7.96	$10.46	$10.39	$10.16

Total Return(a)	(19.93)%	5.46%	6.96%	3.24%
Net Assets, End of Period (thousands)	$1,069	$ 975	$ 740	$ 452
Ratios to Average Net Assets
Gross Expense(f)	8.92%	6.82%	9.11%	29.40	%(e)
Net Expenses(b)	0.72%	0.74%	0.74%	0.74	%(e)
Net Investment Income	1.99%	2.19%	3.19%	3.4	%(e)
Portfolio Turnover Rate	26%	64%	17%	35%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Reflects operations for the period from May 3, 2005 (date of initial public investment) to December 31, 2005.
(d)	Per share numbers have been calculated using the average share method.
(e)	Computed on an annualized basis.
(f)	The Fund invests in other MTB Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying MTB Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

MANAGED ALLOCATION FUND – MODERATE GROWTH II

	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$ 10.81	$ 10.66	$ 10.40	$ 11.08	$ 10.66
Income (Loss) From Operations:
Net Investment Income	0.12 (c)	0.13 (c)	0.27	0.15	0.12
Net Realized and Unrealized Gain (Loss)	(3.30)	0.60	0.81	0.24	0.50

Total Income (Loss) From Operations	(3.18)	0.73	1.08	0.39	0.62

Less Distributions From:
Net Investment Income	(0.13)	(0.23)	(0.27)	(0.16)	(0.13)
Net Realized Gains	(0.56)	(0.35)	(0.55)	(0.91)	(0.07)

Total Distributions	(0.69)	(0.58)	(0.82)	(1.07)	(0.20)

Net Asset Value, End of Year	$ 6.94	$ 10.81	$ 10.66	$ 10.40	$ 11.08

Total Return(a)	(29.07)%	6.89%	10.42%	4.00%	5.94%
Net Assets, End of Year (thousands)	$29,095	$48,090	$48,285	$45,744	$41,011
Ratios to Average Net Assets
Gross Expense(d)	0.90%	0.81%	0.83%	0.81%	0.80%
Net Expenses(b)	0.72%	0.74%	0.74%	0.74%	0.74%
Net Investment Income	1.30%	1.21%	2.50%	1.51%	1.37%
Portfolio Turnover Rate	18%	16%	21%	14%	109%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	The Fund invests in other MTB Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying MTB Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

See Notes which are an integral part of the Financial Statements

(Financial Highlights continued next page)

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

28	FINANCIAL HIGHLIGHTS (concluded)

For a share outstanding throughout each year ended December 31, unless otherwise noted:

MANAGED ALLOCATION FUND – AGGRESSIVE GROWTH II

	2008	2007	2006	2005(c)
Net Asset Value, Beginning of Period	$11.99	$11.76	$10.76	$10.00
Income (Loss) From Operations:
Net Investment Income(d)	0.04	0.02	0.34	0.20
Net Realized and Unrealized Gain (Loss)	(5.03)	0.91	1.25	0.62

Total Income (Loss) From Operations	(4.99)	0.93	1.59	0.82

Less Distributions From:
Net Investment Income	(0.05)	(0.15)	(0.27)	(0.06)
Net Realized Gains	(1.15)	(0.55)	(0.32)	—

Total Distributions	(1.20)	(0.70)	(0.59)	(0.06)

Net Asset Value, End of Period	$5.80	$11.99	$11.76	$10.76

Total Return(a)	(40.77)%	7.98%	14.83%	8.18%
Net Assets, End of Period (thousands)	$672	$1,354	$1,175	$514
Ratios to Average Net Assets
Gross Expense(f)	8.98%	4.95%	6.61%	34.87	%(e)
Net Expenses(b)	0.72%	0.74%	0.74%	0.74	%(e)
Net Investment Income	0.38%	0.14%	3.02%	2.89	%(e)
Portfolio Turnover Rate	19%	41%	16%	1%

(a)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
(b)	The investment manager voluntarily waived a portion of its fees.
(c)	Reflects operations for the period from May 3, 2005 (date of initial public investment) to December 31, 2005.
(d)	Per share numbers have been calculated using the average shares method.
(e)	Computed on an annualized basis.
(f)	The Fund invests in other MTB Funds and indirectly bears its proportionate share of fees and expenses incurred by the underlying MTB Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.

See Notes which are an integral part of the Financial Statements

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	29

MTB Group of Funds December 31, 2008

1.	ORGANIZATION

MTB Group of Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 36 portfolios, 5 of which are presented herein (individually referred to as the “Fund”, or collectively as the “Funds”). The Funds in this report are made available exclusively for the purpose of providing a vehicle for the investment of assets of various insurance company separate accounts established to fund variable annuity contracts and variable life insurance policies. The following diversified Funds are presented herein:

Portfolio Name	Investment Objective
MTB Large Cap Growth Fund II (“Large Cap Growth Fund II”)	To provide capital appreciation.

MTB Large Cap Value Fund II (“Large Cap Value Fund II”)	To provide capital appreciation. Current income is a secondary, non-fundamental consideration.

MTB Managed Allocation Fund – Conservative Growth II (“Conservative Growth Fund II”)*	To seek capital appreciation and income.

MTB Managed Allocation Fund – Moderate Growth II (“Moderate Growth Fund II”)*	To seek capital appreciation and secondarily, income.

MTB Managed Allocation Fund – Aggressive Growth II (“Aggressive Growth Fund II”)*	To seek capital appreciation.

*	Each of these Funds is a “fund of funds,” which means that it seeks to achieve its investment objective by investing exclusively in other MTB Funds (“underlying Funds”) managed by MTB Investment Advisors, Inc. rather than investing directly in securities. These Funds indirectly pay a portion of the expenses incurred by the underlying Funds. Consequently, an investment in these Funds entails more direct and indirect expenses than direct investment in the underlying Funds.

The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation – Market values of the Funds’ portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•	for investments in other open-ended regulated investment companies, based on net asset value (NAV);

•

futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the “Trustees”) may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

•

for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the mean prices currently offered to institutional investors for the securities. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Funds may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Funds value foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the

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MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

30	NOTES TO FINANCIAL STATEMENTS

times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Funds as of January 1, 2008, the beginning of each Fund’s current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund’s net assets as of December 31, 2008 is included with each Fund’s Portfolio of Investments.

Written Options Contracts – The Funds may write option contracts. The writer of the option receives a payment, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received.

Written option contracts outstanding at period end, if any, are listed in the Notes to Portfolios of Investments. There were no written options contracts as of December 31, 2008.

Restricted Securities – Restricted securities are securities that either (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. There were no restricted securities as of December 31, 2008.

Investment Income, Expenses and Distributions – Expenses of the Trust, which are directly identifiable to a specific Fund, are applied to that Fund. Expenses which are not identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and the relative net assets of each Fund. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly for Large Cap Value Fund II and Conservative Growth Fund II and are declared and paid annually for Large Cap Growth Fund II, Moderate Growth Fund II and Aggressive Growth Fund II. Non-cash dividends included in dividend income, if any, are recorded at fair value. Interest income and expenses are accrued daily.

Federal Taxes – It is the policy of the Funds to comply with the Subchapter M provisions of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for Federal income tax are necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

The Funds have reviewed the tax positions for the open tax years as of December 31, 2008 and have determined that no provision for income tax is required in each of the Fund’s respective financial statements. As of December 31, 2008, tax years 2006, 2007, and 2008 remain subject to examination by the Fund’s major tax jurisdictions.

When-Issued and Delayed Delivery Transactions – The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other – Investment transactions are accounted for on a trade date basis. Realized gains and losses from investments are recorded on an identified cost basis.

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December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	31

3.	SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

	Large Cap Growth Fund II
	Year Ended December 31, 2008 Shares	Year Ended December 31, 2007 Shares
Shares sold	77,749	69,590
Shares issued to shareholders in payment of distributions declared	3,436	39,353
Shares redeemed	(77,780)	(56,607)

Net change resulting from shares transactions	3,405	52,336

	Large Cap Value Fund II
	Year Ended December 31, 2008 Shares	Year Ended December 31, 2007 Shares
Shares sold	116,562	180,997
Shares issued to shareholders in payment of distributions declared	11,789	39,264
Shares redeemed	(207,224)	(63,617)

Net change resulting from shares transactions	(78,873)	156,644

	Conservative Growth Fund II
	Year Ended December 31, 2008 Shares	Year Ended December 31, 2007 Shares
Shares sold	43,690	54,187
Shares issued to shareholders in payment of distributions declared	6,324	4,428
Shares redeemed	(8,932)	(36,531)

Net change resulting from shares transactions	41,082	22,084

	Moderate Growth Fund II
	Year Ended December 31, 2008 Shares	Year Ended December 31, 2007 Shares
Shares sold	213,389	179,506
Shares issued to shareholders in payment of distributions declared	402,154	228,745
Shares redeemed	(871,714)	(490,787)

Net change resulting from shares transactions	(256,171)	(82,536)

	Aggressive Growth Fund II
	Year Ended December 31, 2008 Shares	Year Ended December 31, 2007 Shares
Shares sold	11,259	58,294
Shares issued to shareholders in payment of distributions declared	21,091	6,467
Shares redeemed	(29,435)	(51,800)

Net change resulting from shares transactions	2,915	12,961

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MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

32	NOTES TO FINANCIAL STATEMENTS

4.	FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatment for short-term capital gains received from underlying Funds.

For the year ended December 31, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

	Increase (Decrease)
Fund Name	Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains
Large Cap Growth Fund II	$(486)	$486	$—
Large Cap Value Fund II	—	14	(14)
Conservative Growth Fund II	—	70	(70)
Moderate Growth Fund II	—	2,317	(2,317)
Aggressive Growth Fund II	—	92	(92)

Net investment income (loss), net realized gains (losses), and net assets were not affected by these reclassifications.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended December 31, 2008 and 2007 were as follows:

	2008		2007
Fund Name	Ordinary Income[1]	Long-Term Capital Gains	Ordinary Income[1]	Long-Term Capital Gains	Return of Capital
Large Cap Growth Fund II	$22,228	$—	$146,196	$285,774	$—
Large Cap Value Fund II	104,543	—	99,206	352,214	5,658
Conservative Growth Fund II	21,348	29,751	26,299	20,222	—
Moderate Growth Fund II	516,185	2,165,786	999,206	1,488,893	—
Aggressive Growth Fund II	5,713	107,763	21,645	55,974	—

1For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
Large Cap Growth Fund II	$—	$—	$(828,241)
Large Cap Value Fund II	2,341	—	(1,882,936)
Conservative Growth Fund II	55	9,906	(286,471)
Moderate Growth Fund II	2,830	146,097	(12,646,604)
Aggressive Growth Fund II	101	—	(467,413)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales.

For Federal income tax purposes, the following amounts apply as of December 31, 2008:

Fund Name	Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Growth Fund II	$4,461,234	$234,205	$1,062,446	$(828,241)
Large Cap Value Fund II	7,742,667	521,021	2,403,957	(1,882,936)
Conservative Growth Fund II	1,381,516	9,774	296,245	(286,471)
Moderate Growth Fund II	41,742,757	76,180	12,722,784	(12,646,604)
Aggressive Growth Fund II	1,157,373	1,098	468,511	(467,413)

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Large Cap Growth Fund II and Large Cap Value Fund II deferred post-October losses in the amount of $305,421 and $176,166, respectively, during 2008.

At December 31, 2008, Large Cap Growth Fund II, Large Cap Value Fund II and Managed Allocation—Aggressive Growth Fund II had capital loss carryforwards of $501,608, $986,474 and $37,198, respectively, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for Federal income tax. Pursuant to the Code, such capital loss carryforwards will expire on December 31, 2016.

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December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	33

5.	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fee – MTB Investment Advisors, Inc. is the Funds’ investment advisor (the “Advisor”). The advisory agreement between the Trust and Advisor provides for an annual fee based on a percentage of each Fund’s average daily net assets as shown in the following table:

Fund Name	Annual Rate
Large Cap Growth Fund II	0.85%
Large Cap Value Fund II	0.70%
Conservative Growth Fund II	0.25%
Moderate Growth Fund II	0.25%
Aggressive Growth Fund II	0.25%

The Advisor may voluntarily choose to waive any portion of its fee or reimburse the Funds for certain operating expenses. The Advisor may terminate this voluntary waiver or reimbursement at any time at its sole discretion.

The Advisor agreed to voluntarily waive all or a portion of its investment advisory fee (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Funds in order to limit each Fund’s total direct operating expenses to not more than the stated amount shown below of the Fund’s average daily net assets through December 31, 2008.

Fund Name	Annual Rate
Large Cap Growth Fund II	0.98%
Large Cap Value Fund II	0.98%
Conservative Growth Fund II	0.72%
Moderate Growth Fund II	0.72%
Aggressive Growth Fund II	0.72%

NWQ Investment Management Company LLC (NWQ) is the sub-advisor of Large Cap Value Fund II and receives for its services an allocable portion of the advisory fee that the Advisor receives from Large Cap Value Fund II. The allocation is based on the amount of the average daily net assets that NWQ manages for the Fund. NWQ’s fee is paid by the Advisor and not by the Fund. NWQ is paid by the Advisor 0.45% of the average daily net assets of the Large Cap Value Fund II that it manages.

Administrative Fee – M&T Securities, Inc. (“M&T”) served as administrator to the Trust for the period January 1, 2008 through March 31, 2008. Effective April 1, 2008, MTB Investment Advisors, Inc. (“MTBIA”) replaced M&T Securities, Inc. (“M&T”) as administrator to the Trust. The administrator provides the Funds with certain administrative personnel and services necessary to operate the Funds. Administrative services were provided at an aggregate annual fee as specified below:

Fees payable to M&T Securities: (January 1, 2008 through March 31, 2008)

Maximum Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds
0.04%	on the first $5 billion
0.03%	on the next $2 billion
0.175%	on the next $3 billion
0.015%	on assets in excess of $10 billion

Fees payable to MTBIA: (April 1, 2008 through December 31, 2008)

Maximum Fee	Average Aggregate Daily Net Assets of the MTB Group of Funds
0.033%	on the first $5 billion
0.020%	on the next $2 billion
0.016%	on the next $3 billion
0.015%	on assets in excess of $10 billion

M&T Securities and MTBIA may each voluntarily choose to waive any portion of its fee. M&T Securities and MTBIA can each modify or terminate its voluntary waiver at any time at its sole discretion.

Effective September 10, 2007, the Trust entered into a fund administration and accounting agreement and custody agreement with The Bank of New York Mellon. Fees for such services are based on assets and volume of transactions.

Distribution Services Fee – The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Funds to pay fees to financial intermediaries, which may be paid through ALPS Distributors Inc., at an annual rate of up to 0.25% of the average daily net assets of the Funds for the sale, distribution, administration, customer servicing and recordkeeping of the Funds’ shares. The Funds may waive or reduce the maximum amount of Distribution Services Fees it pays from time to time in its sole discretion. In addition, a financial intermediary or ALPS Distributors Inc., may waive or reduce any fees to which they are entitled. For the period January 1, 2008 through December 31, 2008, ALPS did not retain any fees paid by the Funds.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Funds and administered by ALPS Fund Services Inc, the Funds may pay up to 0.10% of the average daily net assets of each Fund’s shares to financial intermediaries (which may include the Distributor, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T Securities has entered into a Dealer Agreement with ALPS Distributors, Inc. under the Shareholder Services Plan and is entitled to receive up to 0.10% of the average daily net assets of each Fund’s shares. The Funds may waive or reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T Securities) may waive or reduce any fees to which they are entitled. For the period January 1, 2008 through December 31, 2008, neither M&T Securities or ALPS Distributors Inc., received any fees paid by the Funds.

Other Fees – For the period November 16, 2007 through November 16, 2010, the Bank of New York Mellon has agreed to pay the excess amount of fees payable to ALPS Distributors, Inc., for transfer agency services when the total transfer and dividend disbursing agent fees and expenses payable to all 36 Funds exceed $1,047,803 per year. These amounts are shown as waivers on the Statements of Operations.

Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds. For the period from September 10, 2007 through September 10, 2008, the Bank of New York Mellon has agreed to pay FMS’ fee for all 36 Funds in the Trust in excess of $135,000 per annum. For the twelve month period ended September 10, 2009, Bank of New York Mellon will pay 50% of FMS’ fee for all 36 Funds in the Trust in excess of $135,000. After September 10, 2009, the Funds will pay the entire FMS fee. The amounts paid by the Bank of New York Mellon are included in Reimbursement of other operating expenses on the Statements of Operations.

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MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

34	NOTES TO FINANCIAL STATEMENTS

Other Affiliated Parties and Transactions – Affiliated holdings are mutual funds which are managed by the Advisor or an affiliate of the Advisor or which are distributed by an affiliate of the Funds’ distributor. With respect to each Fund, the Advisor was paid an advisory fee by the affiliated Funds listed beneath its name below. With respect to Large Cap Growth Fund II and Large Cap Value Fund II, in order to comply with an SEC exemptive order which permits these Funds to invest in affiliated money market funds, the Advisor reimbursed Large Cap Growth Fund II and Large Cap Value Fund II a portion of the advisory fees paid by the affiliated Fund(s) listed beneath its name below. Transactions with affiliated companies during the year ended December 31, 2008 are as follows:

Affiliated Fund Name	Balance of Shares Held 12/31/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/2008	Value at 12/31/2008	Dividend Income

Large Cap Growth Fund II:
MTB Prime Money Market Fund	29,901	1,739,550	1,749,561	19,890	$19,890	$2,466
MTB Money Market Fund	—	72,824	72,824	—	—	134

	29,901	1,812,374	1,822,385	19,890	$19,890	$2,600

Large Cap Value Fund II:
MTB Prime Money Market Fund	710,019	2,253,478	2,726,745	236,752	$236,752	$10,399

Conservative Growth Fund II:
MTB International Equity Fund	11,698	16,958	799	27,857	$177,171	$4,275
MTB Large Cap Growth Fund	12,610	11,879	483	24,006	133,954	452
MTB Large Cap Stock Fund	5,840	5,606	214	11,232	55,712	988
MTB Large Cap Value Fund	4,836	4,346	40	9,142	67,375	871
MTB Mid Cap Growth Fund	701	2,384	115	2,970	22,602	—
MTB Mid Cap Stock Fund	1,041	1,251	61	2,231	17,088	225
MTB Small Cap Growth Fund	836	1,014	51	1,799	17,194	—
MTB Small Cap Stock Fund	1,658	1,782	51	3,389	11,591	55
MTB Intermediate-Term Bond Fund	7,991	2,613	1,874	8,730	86,510	3,469
MTB Short Duration Government Bond Fund	16,227	5,072	4,865	16,434	161,877	5,724
MTB Short-Term Corporate Bond Fund	15,027	5,194	3,550	16,671	161,711	5,800
MTB U.S. Government Bond Fund	7,351	2,368	1,963	7,756	75,388	3,145
MTB Prime Money Market Fund	108,209	619,863	621,200	106,872	106,872	2,616

TOTAL	194,025	680,330	635,266	239,089	$1,095,045	$27,620

Moderate Growth Fund II:
MTB International Equity Fund	875,697	372,275	143,741	1,104,231	$7,022,910	$176,064
MTB Large Cap Growth Fund	718,591	86,585	65,959	739,217	4,124,831	13,758
MTB Large Cap Stock Fund	798,716	112,669	80,881	830,504	4,119,298	73,993
MTB Large Cap Value Fund	275,497	34,176	27,863	281,810	2,076,940	35,788
MTB Mid Cap Growth Fund	68,462	61,971	12,787	117,646	895,289	—
MTB Mid Cap Stock Fund	33,893	9,497	4,107	39,283	300,911	4,030
MTB Small Cap Growth Fund	54,437	14,816	5,971	63,282	604,971	—
MTB Small Cap Stock Fund	80,968	20,008	11,467	89,509	306,122	1,461
MTB Intermediate-Term Bond Fund	536,580	36,920	256,585	316,915	3,140,631	186,500
MTB Short Duration Government Bond Fund	297,190	17,177	169,740	144,627	1,424,575	77,546
MTB Short-Term Corporate Bond Fund	440,342	27,581	203,841	264,082	2,561,594	138,586
MTB U.S. Government Bond Fund	51,277	3,861	25,886	29,252	284,329	17,773
MTB Prime Money Market Fund	4,322,881	10,963,572	13,052,701	2,233,752	2,233,752	75,146

TOTAL	8,554,531	11,761,108	14,061,529	6,254,110	$29,096,153	$800,645

Aggressive Growth Fund II:
MTB International Equity Fund	31,075	8,948	7,683	32,340	$205,683	$5,095
MTB Large Cap Growth Fund	33,496	4,177	7,980	29,693	165,684	548
MTB Large Cap Stock Fund	31,029	4,710	7,939	27,800	137,888	2,456
MTB Large Cap Value Fund	12,844	1,457	2,982	11,319	83,422	1,593
MTB Mid Cap Growth Fund	1,862	1,537	643	2,756	20,975	—
MTB Mid Cap Stock Fund	1,843	489	491	1,841	14,099	188
MTB Small Cap Growth Fund	2,220	537	533	2,224	21,262	—
MTB Small Cap Stock Fund	4,403	897	1,106	4,194	14,343	68
MTB Short Duration Government Bond Fund	2,694	291	1,629	1,356	13,354	793
MTB Prime Money Market Fund	38,435	493,744	518,929	13,250	13,250	671

TOTAL	159,901	516,787	549,915	126,773	$689,960	$11,412

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December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	35

General – Certain of the Officers of the Trust are Officers of the above companies that provide services to the Funds.

6.	INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended December 31, 2008 were as follows:

Fund Name	Purchase	Sales
Large Cap Growth Fund II	$4,215,064	$4,089,967
Large Cap Value Fund II	1,947,837	2,348,170
Conservative Growth Fund II	514,334	244,038
Moderate Growth Fund II	6,676,736	13,951,049
Aggressive Growth Fund II	190,828	311,788

7.	LINE OF CREDIT

On February 13, 2008, the Funds (except Conservative Growth II, Moderate Growth II and Aggressive Growth II) entered into a $10,000,000 unsecured, committed revolving line of credit (LOC) agreement with The Bank of New York Mellon. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings were charged an interest rate of 0.50% per annum over the Federal Funds Rate. The LOC included a commitment fee of 0.10% per annum on the daily unused portion. For the period February 13, 2008, to December 31, 2008, the Funds did not utilize this line of credit. On February 11, 2009, the LOC was amended. The borrowing rate was increased to 1.00% per annum over the Federal Funds Rate. The commitment fee was also increased to 0.12% per annum on the daily unused portion. In addition, an upfront commitment fee of 0.02% was paid to the Bank of New York Mellon. The termination date of this LOC is February 10, 2010.

8.	RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

9.	SUBSEQUENT EVENTS

On January 14, 2009, MTBIA, the advisor of the MTB Funds recommended, and the Board of Trustees of the MTB Funds approved, the liquidation of each of the following Funds (each, a “Fund” and together, the “Funds”) as being in the best interests of the Funds’ shareholders:

MTB Large Cap Growth Fund II

MTB Large Cap Value Fund II

MTB Managed Allocation Fund – Conservative Growth II

MTB Managed Allocation Fund – Aggressive Growth II

The shareholders of each Fund are insurance company separate accounts that serve as the investment medium for variable annuity contracts and variable life insurance policies issued by the insurance companies. It is anticipated that the separate accounts will give their contract owners appropriate notice of the liquidation.

The Funds will be closed to purchase orders as soon as is practicable, which may be immediately prior to the liquidation date.

In connection with its liquidation and as deemed appropriate, each Fund may depart from its stated goals, strategies and techniques as it begins to convert all of its portfolio securities to cash or cash equivalents in preparation for the distribution of its assets to shareholders.

Each Fund will bear the expenses of its liquidation, which will include the cost of printing and distributing a prospectus sticker regarding the liquidation, and the brokerage and other transaction costs associated with selling portfolio holdings to effect the liquidation.

The liquidation is expected to occur on or about April 24, 2009. On the liquidation date, each Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate share of the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by each shareholder, and each Fund will then be dissolved.

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES

AND SHAREHOLDERS OF

MTB GROUP OF FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MTB Large Cap Growth Fund II, MTB Large Cap Value Fund II, MTB Managed Allocation Fund – Aggressive Growth II, MTB Managed Allocation Fund – Conservative Growth II, and MTB Managed Allocation Fund – Moderate Growth II (five of the portfolios constituting MTB Group of Funds) (the “Funds”) as of December 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MTB Large Cap Growth Fund II, MTB Large Cap Value Fund II, MTB Managed Allocation Fund – Aggressive Growth II, MTB Managed Allocation Fund – Conservative Growth II, and MTB Managed Allocation Fund – Moderate Growth II, portfolios of the MTB Group of Funds, at December 31, 2008, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2009

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	37

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Board member and the senior officers of the Trust. The tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The Trust is comprised of 36 funds and is the only investment company in the Fund complex. Unless otherwise noted, each Board member oversees all portfolios of the Trust and serves for an indefinite term. The Trust’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-836-2211.

INTERESTED TRUSTEES BACKGROUND

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Kenneth G. Thompson* Manufacturers and Traders Trust Company (“M&T Bank”) 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: September 4, 1964 TRUSTEE Began serving: December 2008	Principal Occupation: Senior Vice President, M&T Bank. Other Directorships Held: None
Jeffrey Durkee* Manufacturers and Traders Trust Company (“M&T Bank”) 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: November 19, 1958 TRUSTEE Began serving: December 2007	Principal Occupation: President and Chief Executive Officer, MTB Investment Advisors, Inc. Other Directorships Held: None

*Kenneth G. Thompson and Jeffrey Durkee are “interested” due to positions he holds with M&T Bank, the parent of the Funds’ Advisor.

INDEPENDENT TRUSTEES BACKGROUND

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Joseph J. Castiglia PO Box 438 West Falls, NY 14170 Birth date: July 20, 1934 CHAIRMAN AND TRUSTEE Began serving: February 1988

Principal Occupation: Chairman, Community Foundation for Greater Buffalo; Chairman, Buffalo Olmsted Parks Conservancy.

Other Directorships Held: The Energy East Corp.; Community Foundation for
Greater Buffalo.

Previous Positions: President, Chief Executive Officer and Vice Chairman, Pratt & Lambert United, Inc. (manufacturer of paints and chemical specialties).

John S. Cramer 2840 Oakwood Drive Harrisburg, PA 17110 Birth date: February 22, 1942 TRUSTEE Began serving: December 2000

Principal Occupation: Senior Consultant, Yaffe & Co., Inc. (healthcare company) since February 2006.

Other Directorships Held: Highmark Blue Cross Blue Shield; Chek-Med Corporation.

Previous Positions: President Emeritus, Pinnacle Health Systems (health care).

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

38	BOARD OF TRUSTEES AND TRUST OFFICERS

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s), Previous Positions and Other Directorships Held

Daniel R. Gernatt, Jr. 13870 Taylor Hollow Roads Collins, NY 14034 Birth date: July 14, 1940 TRUSTEE Began serving: February 1988

Principal Occupation: President, CEO and CFO, Gernatt Family Companies; Executive Vice President, Dan Gernatt Gravel Products, Inc.; Vice President, Country Side Sand & Gravel, Inc.

Other Directorships Held: None

William H. Cowie, Jr. 1408 Ruxton Road Baltimore, MD 21204 Birth date: January 24, 1931 TRUSTEE Began serving: September 2003	Principal Occupation: Retired. Other Directorships Held: None Previous Positions: Vice Chairman of Signet Banking Corp.

Richard B. Seidel 1729 Hibberd Lane West Chester, PA 19380 Birth date: April 20, 1941 TRUSTEE Began serving: September 2003	Principal Occupation: Chairman and Director (since 1995) of Girard Partners, a registered broker-dealer. Other Directorships Held: None

Dr. Marguerite D. Hambleton 62 LaNoche Court Buffalo, NY 14221 Birth date: February 19, 1943 TRUSTEE Began serving: September 2005

Principal Occupation: Member, Catholic Hospital System; Chairman, Member, AAA Foundation for Traffic Safety; Chairman, AAA Foundation for Traffic Safety R&D Committee; Vice Chairman, New York State AAA; President, Buffalo Club Board.

Other Directorships Held: None

Previous Positions: Chairman, Federal Reserve (Buffalo Branch); Board Member, Western New York Public Broadcasting; Trustee, Canisus College.

OFFICERS

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s) and Previous Positions

Timothy L. Brenner One M&T Plaza Buffalo, NY 14221 Birth date: December 3, 1956 PRESIDENT Began serving: December 2008	Principal Occupation: Senior Vice President, M&T Bank, President of M&T Life Insurance Company.
Michael D. Daniels 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: October 26, 1967 CHIEF OPERATING OFFICER Began serving: June 2007

Principal Occupation: Chief Operating Officer, MTB Funds; Administrative Vice President, M&T Bank.

Previous Positions: Senior Vice President, MSD&T and MCA from 2006 to 2007; Vice President, Calamos Asset Management from 2004 to 2006; Vice President, JP Morgan Chase Bank from 2002 to 2004.

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS	39

Name Address Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s) and Previous Positions
Jeffrey M. Seling 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: September 20, 1970 VICE PRESIDENT Began serving: June 2007	Principal Occupation: Vice President, M&T Bank Previous Positions: Vice President, MSD&T; Assistant Vice President, Wells Fargo Bank; Assistant Vice President, JP Morgan Chase Bank.
Bradley J. Swenson 1290 Broadway, Suite 1100 Denver, CO 80203 Birth date: November 11, 1972 AML COMPLIANCE OFFICER Began serving: September 2007	Principal Occupation: Chief Compliance Officer, ALPS Distributors, Inc. Previous Positions: Senior Audit Manager, Janus Capital Group, Inc.
Guy Nordahl 200 Park Avenue, 55th Floor New York, NY 10166 Birth date: August 27, 1965 CHIEF FINANCIAL OFFICER AND TREASURER Began serving: September 2007	Principal Occupation: Vice President, BNY Mellon Asset Servicing.
Lisa Grosswirth 101 Barclay, 13E New York, NY 10286 Birth date: July 12, 1963 SECRETARY Began serving: September 2007	Principal Occupation: Assistant Vice President, BNY Mellon Asset Servicing since 2004. Previous Positions: Supervisory Paralegal, The Dreyfus Corporation, 1998 through 2004.
Richard Berthy Three Canal Plaza, Suite 100 Portland, ME 04101 Birth date: October 23, 1958 CHIEF EXECUTIVE OFFICER Began serving: September 2007

Principal Occupation: Chief Administrative Officer and Partner, Foreside Financial
Group, LLC.

Previous Positions: President and Secretary, Bainbridge Capital Management, LLC from June 2004 to June 2006, Vice President, Bainbridge Capital Management from
August 2002 to May 2004.

Thomas R. Rus 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: October 11, 1959 CHIEF COMPLIANCE OFFICER Began serving: September 2004

Principal Occupation: Chief Compliance Officer, MTB Group of Funds, MTB Investment Advisors, Inc. and Zirkin-Cutler Investments, Inc.

Previous Positions: Vice President and Associate Counsel, M&T Bank, 2003-2004; Vice President and Trust Counsel, AllFirst Financial, Inc., 1995-2003.

Charles M. Barrett 100 East Pratt Street, 15th floor Baltimore, MD 21202 Birth date: March 3, 1972 VICE PRESIDENT Began serving: June 2008

Principal Occupation: Vice President, MTB Investment Advisors, Inc., Director of Mutual Fund Sales since April 2008.

Previous Positions: Sales Vice President, John Hancock Funds from 2004 to 2008; Regional Director, Alliance Bernstein Investment Research and Management from 1995 to 2004.

Eric B. Paul 100 East Pratt Street, 15th Floor Baltimore, MD 21202 Birth date: February 2, 1974 VICE PRESIDENT Began serving: June 2008	Principal Occupations: Vice President, M&T Bank from 2003 to Present; Director of Proprietary Products, M&T Bank since April 2008.

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

40	BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

At a meeting held on September 17-18, 2008 (“September Meeting”), the Trustees of the Trust, including a majority of the Independent Trustees, approved the renewal of the investment advisory agreements with the Advisor for each Fund. The Trustees also approved the renewal of the investment sub-advisory agreement with MTBIA and NWQ Investment Management Company LLC (“NWQ”) on behalf of MTB Large Cap Value Fund II.

In reaching its decisions to approve the continuation of the investment advisory agreements and sub-advisory agreement, the Trustees considered information furnished and discussed throughout the year at regularly scheduled board meetings as well as information that was provided at the Trustees’ request in relation to the renewal of the agreements at the September Meeting. The Trustees also met with representatives of MTBIA’s senior management team, as well as senior investment professionals to discuss the information and MTBIA’s intentions with regard to the ongoing management of the Funds.

The information that was furnished at board meetings throughout the year included MTBIA’s analysis of each Fund’s investment performance, presentations given by representatives of MTBIA and NWQ, and various reports on compliance and other services provided to the Funds by MTBIA. In preparation for the September Meeting, the Independent Trustees requested, received and considered, among other things: (1) information compiled on each Fund’s investment performance over various time periods and the fees and expenses of each Fund, as compared to a comparable group of funds (each, a “Peer Group”); (2) the nature, extent and quality of services provided by MTBIA and its affiliates to the Funds, including investment advisory and administrative services to the Funds; (3) the actual investment advisory fees paid by each Fund to MTBIA; (4) the costs of providing services to each Fund and the profitability of MTBIA from its relationship with the Funds; and (5) other benefits accruing to MTBIA or its affiliates as a result of the relationship with the Funds. In addition, in response to specific requests from the Independent Trustees in connection with the September Meeting, NWQ furnished, and the Trustees reviewed, information that was similar to that provided by MTBIA.

In considering the information described above, the Independent Trustees received assistance from and met separately with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations. The Trustees considered and addressed each Fund separately during the September Meeting.

Based on all of the information presented, the Trustees, including a majority of the Independent Trustees, determined on a Fund-by-Fund basis that the fees charged under the investment advisory agreements and sub-advisory agreement are reasonable in relation to the services that are provided under the agreements. In view of the broad scope and variety of factors and information considered, the Trustees did not find it practicable to assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the investment advisory agreement for each Fund and the sub-advisory agreement. The approvals were based on each Trustee’s business judgment after consideration of all of the factors taken in their entirety.

Some of the specific factors that were relevant to the Trustee’s decisions to approve the continuance of the investment advisory and sub-advisory agreements are set forth below. In general, the Trustees concluded that their analysis of the factors below supported approval of the investment advisory agreements and the sub-advisory agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

In examining the nature, extent and quality of the services provided by MTBIA, the Trustees recognized that MTBIA has undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) implementing policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws; (5) the provision of certain administrative services to the Funds; and (6) evaluating and monitoring NWQ. Furthermore, the Trustees considered the nature, extent and quality of the investment management services provided by NWQ to MTB Large Cap Value Fund II. The Trustees considered information about MTBIA and NWQ’s investment management process in managing the relevant Funds and the experience and capability of their respective personnel who are responsible for portfolio management. The Trustees also considered the history, organizational structure, financial condition and reputation of MTBIA and NWQ and the qualifications and background of its personnel.

INVESTMENT PERFORMANCE

The Trustees considered performance reports and discussions held at prior board meetings, as well as information that was provided at the September Meeting. For instance, the Trustees reviewed the performance of the Funds over the most recent 1-year period and the annualized performance over the most recent 3-year and 5-year periods, as relevant for each Fund, and as compared to each Fund’s Peer Group.

The Equity Funds. The Trustees considered the performance of each Fund as compared to its Peer Group. For this purpose, the “first quartile” is defined as the 25% of the funds in the applicable Peer Group that have the highest performance and the “fourth quartile” is defined as the 25% of the funds in the applicable Peer Group that have the lowest performance. The Trustees observed that the MTB Large Cap Value Fund II performed in one of the two highest quartiles for the 1-and 3-year periods.

For the MTB Large Cap Growth Fund II, the Trustees noted MTBIA’s explanation of the Fund’s performance and the steps that it planned to take to improve the performance.

The Managed Allocation Funds. For the Managed Allocation Funds, the Trustees reviewed and discussed with MTBIA information about each Fund’s performance compared to its Peer Group. The Trustees noted MTBIA’s explanation of each Fund’s performance and its plans to monitor and address the expense structure of each Fund and consider appropriate steps to address its performance.

THE COSTS OF THE SERVICES TO BE PROVIDED

The Trustees also gave substantial consideration to the fees payable by each Fund under the investment advisory agreements, and the sub- advisory agreement, as applicable. Among other things, the Trustees

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS	41

reviewed comparative information about each Fund’s contractual investment advisory fee rate, actual investment advisory fee rate (which included the effect of any fee waivers), and the total expenses of each Fund (which included the effect of any fee waivers), as a percentage of the average net assets of the Fund. Based on the data provided on investment advisory fee rates, on a Fund-by-Fund basis, the Trustees observed that: (1) the contractual investment advisory fee rate for each Fund was above the median of its respective Peer Group; and (2) the actual investment advisory fee rate (after taking into account any applicable fee waivers) for each Fund, was above the median of its respective Peer Group. In considering the levels of fees to be paid by each Fund, the Trustees took into account, among other things, management’s explanation that the actual investment advisory fees of each Fund are below the contractual investment advisory fees due to voluntary waivers, and the actual total expenses of any Fund that are above the median level of its applicable Peer Group will remain within a reasonable range of total expenses. The Trustees were satisfied with the overall expense structure of each Fund, but will continue to monitor investment advisory fees and other expenses borne by each Fund.

In addition, NWQ provided, and the Trustees reviewed, information comparing the fees charged by NWQ for its services to the MTB Large Cap Value Fund II versus its fees charged to other comparable investment companies or accounts, as applicable. In considering the sub-advisory fee rates charged by and costs and profitability of NWQ with regard to the MTB Large Cap Value Fund II, the Trustees noted that MTBIA pays NWQ a sub-advisory fee from its own advisory fee rather than the MTB Large Cap Value Fund II paying NWQ a fee directly.

PROFITABILITY

The Trustees reviewed materials that they received from MTBIA regarding MTBIA’s revenues and costs in providing investment advisory and certain administrative services to the Funds. The Trustees considered MTBIA’s analyses and assessments, observing the limited availability of third-party comparative information concerning profitability. In considering the profitability of NWQ with regard to the relevant Funds, the Trustees noted that MTBIA pays NWQ a sub-advisory fee from its own advisory fee rather than MTB Large Cap Value Fund II paying NWQ a fee directly.

ECONOMIES OF SCALE

In response to questions from the Independent Trustees, MTBIA also provided information regarding the notion of possible realization of “economies of scale” as a Fund grows larger. Accordingly, the Trustees considered MTBIA’s assessments of potential economies of scale.

OTHER BENEFITS

The Trustees considered the “fall-out” or ancillary benefits that may accrue to MTBIA or NWQ as a result of their relationships with the relevant Funds. In that regard, the Trustees considered the fees received by MTBIA and its affiliates for providing other services to the Funds under separate agreements. The Trustees also observed that MTBIA (and NWQ) receives research from broker-dealers that execute brokerage transactions for certain of the Funds. The Trustees noted that in selecting brokers MTBIA must, however, continue to seek to obtain best execution of Fund trades.

*    *    *

The Trustees based their decisions to renew the agreements on the totality of the circumstances, including the factors identified above, and with a view to past and long-term considerations. Not all of the factors and considerations identified were relevant to each Fund, nor did the Trustees find any one of them to be determinative. After evaluation of all of the relevant information, and discussions with MTBIA, the Trustees concluded that the level of fees paid by each Fund to MTBIA and NWQ is reasonable. As a result, the Trustees, including a majority of the Independent Trustees, approved the investment advisory agreements and sub-advisory agreement.

MTB Group of Funds — ANNUAL REPORT  /  December 31, 2008

42

Variable investment options are not FDIC insured or otherwise protected by the U.S. government, are not deposits or other obligations of, or guaranteed by, Manufacturers and Traders Trust Company, and are subject to investment risks, including possible loss of the principal amount invested.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1-800-836-2211. A report on “Form N-PX” of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through MTB Fund’s website. Go to www.mtbfunds.com; select “Proxy Voting Record” to access the link to Form N-PX. This information is also available from the IDEA database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. (call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

December 31, 2008  /  MTB Group of Funds — ANNUAL REPORT

Investment Advisor and Administrator

MTB Investment Advisors, Inc.

100 E. Pratt Street

17th Floor

Baltimore, MD 21202

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Co-Administrator, Accountant & Custodian

The Bank of New York Mellon

101 Barclay Street

New York, NY 10286

Transfer Agent and Dividend Disbursing Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Sub-Advisor to

MTB Large Cap Value Fund II

NWQ Investment Management Company LLC

2049 Century Park East

Los Angeles, CA 90067

Independent Registered Public

Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116-5072

We are pleased to send you this Annual Report of MTB Group of Funds. The Annual Report contains important information about your investments in MTB Group of Funds. Since we are required by law to send an Annual Report to each person listed as a shareholder, you (or your household) may receive more than one Annual Report.

1-800-836-2211  /  mtbfunds.com

MTB FUNDS

100 EAST PRATT STREET, 15TH FLOOR

BALTIMORE, MD 21202

MTB-AR-008-0209

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

(b) There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(c) There have been no amendments to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(d) There have been no waivers to the registrant’s code of ethics that apply to its Principal Executive Officer or Principal Financial Officer.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that each member of the Board’s Audit Committee is an “audit committee financial expert,” and that each such member is “independent,” for purposes of this Item. The Audit Committee consists of the following Board members: Joseph J. Castiglia, William H. Cowie, Jr., John S. Cramer, Richard B. Seidel, Daniel Gernatt, Jr. and Marguerite Hambleton.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $551,100 in 2008 and $493,700 in 2007.

(b) Audit-Related Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were $0 in 2008 and $0 in 2007.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $94,825 in 2008 and $0 in 2007.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $303,119 in 2008 and $35,624 in 2007.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2) Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3) Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2008—0%

Fiscal year ended 2007—0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2008—0%

Fiscal year ended 2007—0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2008—0%

Fiscal year ended 2007—0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) Not applicable as less than 50%

(g) Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2008—$0

Fiscal year ended 2007—$0

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	INVESTMENTS

(a) The schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No changes to report.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MTB GROUP OF FUNDS

By:	/S/ RICHARD J. BERTHY
Name:	Richard J. Berthy
Title:	Principal Executive Officer

Date:	February 26, 2009

By:	/S/ GUY NORDAHL
Name:	Guy Nordahl
Title:	Principal Financial Officer

Date:	February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ RICHARD J. BERTHY
Name:	Richard J. Berthy
Title:	Principal Executive Officer

Date:	February 26, 2009

By:	/S/ GUY NORDAHL
Name:	Guy Nordahl
Title:	Principal Financial Officer

Date:	February 26, 2009